Exhibit 10.15

                                 LEASE AGREEMENT


CONTROL  DATA  SYSTEMS,  INC.,  (hereinafter  referred  to  as  "Landlord")  and
DYNAMARK, INC., (hereinafter referred to as "Tenant"), entered into a Lease dated April 6, 1992, covering premises at 4290 Fernwood Avenue, Arden Hills, Minnesota.

NOW THEREFORE, Landlord and Tenant agree to terminate the subject April 6, 1992 Lease in its entirety as of the Commencement Date (except as to any sums remaining owing, whether actual or contingent) and enter into a new Lease Agreement, the terms and conditions of which are stated as follows:

1.       PARTIES.

         This Lease is made and entered into this 1st day of May 1995, by and between CONTROL DATA SYSTEMS, INC. (hereinafter referred to as "Landlord") and DYNAMARK, INC., hereinafter referred to as "Tenant").

2.       PREMISES.

         In consideration of the rents and covenants herein agreed to be paid and performed, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, on the terms and conditions hereinafter set forth, that certain space (the "Premises") consisting of approximately forty eight thousand eight hundred four (48,804) rentable square feet and other improvements located at 4290 Fernwood Avenue, Arden Hills, Minnesota. The Premises are more particularly designated on the plan attached hereto as Exhibit A and made a part of this Lease Agreement.

3.       TERM.

         The term of this Lease shall be for a period commencing on May 1, 1995, (the "Commencement Date"), and ending at midnight on August 31, 2005, unless sooner terminated as hereinafter provided.

4.       BASE RENT.

         (a) For the period from the Commencement Date of this Lease Agreement through July 31, 1997, Tenant agrees to pay Base Rent for the Premises in monthly installments at the rate of thirty-four thousand five hundred dollars ($34,500.00) per month.
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         Landlord  shall provide  during this period,  included in the Base Rent listed above at no additional cost to Tenant, the following items: parking lot and grounds maintenance, property insurance, property tax payments (up to the amount paid in 1992), sewer and water, and property management services. The Base Rent shall be adjusted periodically as necessary to reflect any increases or decreases in Tenant's actual pro rata share of real estate taxes attributable to the Premises. Taxes allocated to the Premises are currently deemed to be 6.663713898% of the taxes and assessments for the entire complex in which the Premises are located. Tenant may challenge such allocation if the circumstances concerning the Premises and its relationship to the taxes and assessments change so as to make such allocation inequitable. If Landlord incurs any reasonable expenses as a result of real estate tax appeals or related actions which benefit Tenant in the lowering of the Base Rent, Tenant will be responsible for its pro rata share of these expenses.

         During this period, Tenant shall also pay all costs for utilities including electricity, chilled water, heating, custodial services and all other costs not specifically covered by Landlord and addressed herein. Such costs will be invoiced at Landlord's actual cost and will not contain any additional charges.

         (b) Beginning August 1, 1997 and thereafter for the remainder of the Term of this Lease Agreement, Base Rent shall be paid according to the following schedule:

                              Annual                    Base
           Months          Base Rent/RSF             Rent/Month
           ------          -------------             ----------
          1  -  36            $6.89                  $28,021.63
         37  -  72            $7.24                  $29,455.08
         73  -  97            $7.54                  $30,665.18

         Tenant shall pay as Additional Rent three dollars and twenty-nine cents ($3.29) per rentable square foot per annum as a fixed charge for Tenant's share of Operating Expenses (as defined in the OPERATING EXPENSES section), payable monthly with Base Rent. On each January 1 of the Term after August 1, 1997, Tenant's pro rata share of Operating Expenses shall increase three percent (3%) over Tenant's pro rata share for the previous year, with the exception of Tenant's pro rata share of real estate taxes which shall reflect the actual increases or decreases.

         During this period, Tenant shall also pay all costs for utilities including electricity, water and sewer, chilled water usage and availability, heating, custodial services and all other costs not specifically covered by Landlord and addressed herein. If Landlord incurs any reasonable expenses as a result of real estate tax appeals or related actions which benefit Tenant in the lowering of the Additional Rent for real estate taxes, Tenant will be responsible for its pro rata share of these expenses.



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         (c) Said rent is subject to late charges and other terms and conditions of this Agreement. Tenant further agrees to pay its pro rata share of any increases in expenses attributable to a change in law relating to the building and its usage. Monthly rental shall be payable in advance on the first day of each month during the term of this Lease, without notice or demand and without any deduction, off-set, or abatement, except as expressly provided herein, in lawful money of the United States to the Landlord at the address stated herein for notices or to such other persons or such other places as the Landlord may designate to Tenant in writing. Rent not paid within ten (10) days of the due date shall be subject to a late charge equal to the lesser of five (5) percent of the amount unpaid or the maximum allowable under applicable law, which amount shall be charged against each installment of rent not paid when due. In addition, any installment of rent not paid within ten (10) days of the due date shall bear interest at the rate of twelve (12) percent per annum from the due date until paid, which interest shall be immediately due and payable as additional rent. Any items of additional rent shall be invoiced on a monthly basis by Landlord and shall be payable by Tenant within fifteen(15) days of the date of such invoice.

5.       OPERATING EXPENSES

         (a) Operating Expenses as Additional Rent. During the Term of the Lease, Tenant shall pay to Landlord as additional rent, without any set-off or deduction except as described herein, the fixed charge specified in Section 4
(b) above for a prorata share ("Tenant's Proportionate Share") of all costs which Landlord may incur in owning, maintaining and operating the premises ("Operating Expenses").

         (b) Definition of Operating Expenses. The term "Operating Expenses" shall mean all of the following: (i) all of Landlord's direct costs and expenses of operation, repair and maintenance of the Premises, the property and the common areas and supporting facilities, as determined by Landlord in accordance with generally accepted accounting principles or other recognized accounting principles, consistently applied; (ii) costs, or a portion thereof, properly allocable to the Premises, property or common areas of any capital improvements made to the Premises, property or common areas by Landlord which comprise labor-saving devices or other equipment intended to improve the operating efficiency of any system within the Premises, property or common areas (such as an energy management computer system) to the extent of cost savings in Operating Expenses as a result of the device or equipment, as reasonably determined by Landlord; and (iii) costs properly allocable to the Premises, property or common areas of any capital improvements made to the Premises, property or common areas by Landlord that are required under any governmental law or regulation that was not applicable to the Premises, property

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

and common areas at the time they were constructed, or that are reasonably required for the health and safety of tenants in the property or Premises, the costs, or allocable portion thereof, to be amortized over its useful life as reasonably determined by Landlord and Tenant will pay Tenant's Proportionate Share based on the time remaining in the lease term, together with interest upon the unamortized balance at the interest rate or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing the capital improvements. The term "Operating Expenses" shall include the costs of all utilities (including surcharges) for the property and Premises; the cost of all insurance which Landlord or Landlord's lender deems necessary for the property and Premises; a property management fee equal to ten percent (10%) of Operating Expenses; and the Real Property Taxes. If Landlord elects to self-insure or includes the Premises under blanket insurance policies covering multiple properties, then the term "Operating Expenses" shall include the portion of the cost of such self-insurance properly allocated by Landlord to the Premises. Without limiting the foregoing, Operating Expenses shall include the costs set forth on Exhibit C attached hereto, showing the breakdown of the initial $3.29 per square foot charge. After August 1, 1997, Landlord agrees not to unreasonably withhold its agreement to modifications of the services provided by Landlord as part of Operating Expenses, as requested by Tenant, so long as such modifications do not result in increased costs to Landlord, deferred maintenance of the Premises, increased casualty or theft risk to property or premises, or other detriment to Landlord; and upon such modification of services the fixed charge for Operating Expenses shall be appropriately adjusted to reflect the reduced or increased costs to Landlord of providing such services at the time of such modification.

         (c) Exclusions From Operating Expenses. The term "Operating Expenses" shall not include (i) costs paid directly by Tenant; (ii) principal and interest payments on loans secured by deeds of trust recorded against property; (iii) real estate sales or leasing brokerage commissions; or (iv) executive salaries of off-site personnel employed by Landlord except for the charge (or pro rata share) of the manager of the property and building; (v) any costs or expenses resulting from the presence of Hazardous Substances as are attributable to Tenant, (as described in Exhibit B) on the date hereof or at any time during the Term.

6.       OPTION TO EXTEND LEASE.

         Tenant shall have the right and option (the "Option") to extend this Lease for all (but not part) of the Premises, as hereinafter provided, for two
(2) periods of five (5) years each (hereinafter referred to as "Renewal Term One" and "Renewal Term Two") provided that (i) there is not then an Event of Default at the time of exercise of the Option nor at the commencement of either of the Renewal Terms; or (ii) that Tenant has not received written notice from Landlord

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of a default in rent  payments  more than five (5) times during the last two (2)
years of the lease term or renewal period. Tenant's right to extend for any Renewal Term shall lapse without further act or deed if Tenant has not exercised its option to extend for all available preceding Renewal Terms.

         The Option shall be exercised by Tenant giving written notice to Landlord of Tenant's intention to exercise said Option on or before that date which is not more than twelve (12) months nor less than nine (9) months prior to the then applicable expiration date for the Term. Unless Landlord has received such written notice of Tenant's intention to exercise said Option within the time period specified herein, then Landlord shall have no further obligation to offer the Premises to the Tenant. If Tenant has not exercised its Option to extend the Terms as outlined herein, Landlord shall be entitled to show the Premises at least nine (9) months prior to the expiration of each Term and offer the Premises for lease to any other prospective tenants. Landlord will give Tenant at least 24 hours notice prior to such showings to prospective tenants. The Option contained herein is personal to Tenant and shall not be assigned or sublet to another party, except as to such party that purchases Tenant or Tenant's assets.

         Rental rates will be at then Fair Market Rate, but, in no case, less than the current Base Rent then in effect for the Premises. The Fair Market Rent shall be established by agreement between Landlord and Tenant in accordance with the FAIR MARKET RENT DEFINITION section or, failing agreement, in accordance with the ARBITRATION PROCEDURES section.

7.       FAIR MARKET RENT DEFINITION

         "Fair Market Rent" shall mean the base rent that the Landlord would receive as of the commencement date in question if it were to lease to a tenant with a credit standing which Landlord reasonably determines is comparable to that of Tenant for similar sized space, similar leasehold improvements and similar other terms and conditions. For purposes of the determination of "Fair Market Rent," it shall be assumed that Landlord and Tenant are each ready, willing and able to enter into such a lease but are under no compulsion to do so.

8.       ARBITRATION PROCEDURES

         The parties to this Lease will initially attempt to agree upon the Fair Market Rate. If they have been unable to so agree within the period that they are required to agree as to such matter under the Lease, then either party may request by written notice to the other party ("Arbitration Request") that the matter be determined by binding arbitration by an arbitration board consisting of three reputable MAI appraisers who are recognized experts regarding office leases in the Twin Cities area. One arbitrator will be appointed by each party, and each such arbitrator will have no material financial or other business

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

interest in common with the party selecting such arbitrator. If a party fails to appoint an arbitrator and notify the other party of such appointment within thirty (30) days after the Arbitration Request is made, then the arbitrator that was appointed by the other party within such 30-day period will be the sole arbitrator. If two arbitrators are properly appointed and such first two arbitrators are unable to agree on a third arbitrator within thirty (30) days after the appointment of the second arbitrator, then such third arbitrator will be appointed by the presiding judge of Ramsey County District Court, or by any person to whom such presiding judge formally delegates the matter, or, if such methods of appointment fail, by the American Arbitration Association.

         The parties will submit a copy of this Lease to the sole arbitrator or the three arbitrators, as the case may be. In establishing the definition of Fair Market Rent, the arbitrator or arbitrators shall apply the standard described in the FAIR MARKET RENT DEFINITION section. If the arbitration is conducted by a sole arbitrator, such sole arbitrator will render his or her determination of the Fair Market Rate applicable during the period in question to the parties by the thirtieth (30th) day after the Arbitration Request was made. If the arbitration is conducted by three arbitrators, each arbitrator will submit his or her determination(s) of the Fair Market Rate applicable during the period in question in a sealed envelope by the thirtieth (30th) day following appointment of the last arbitrator, and any determinations not submitted by such time shall be disregarded. In such cases, the parties will meet on such thirtieth (30th) day (or if it is not a business day, on the first business day thereafter) at the office of Landlord, or such other place as the parties may agree, and simultaneously deliver the determinations. If the determinations of at least two of the arbitrators are identical in amount, such amount will be deemed the decision of the arbitrators. If the determination of the three arbitrators are different in amount, the decision as to the Fair Market Rate will be independently determined as follows:

         (i) If neither the highest nor lowest determination differs from the middle determination by more than fifteen (15%) percent of such middle determination, then the decision will be deemed to be the average of the three determinations; and

         (ii) If clause (i) does not apply, then the decision will be deemed to be the average of the middle determination and the determination closest in amount to such middle determination.

         The decision of the arbitrators, determined as above set forth, will be final and nonappealable. The fees and expenses of the arbitrator or arbitrators will be shared equally by Landlord and Tenant. During the period of time that any arbitration is pending under this Lease, the parties to this Lease will continue to comply with all those terms and provisions that are not the subject of the arbitration.

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

9.       USE.

         Tenant shall use the Premises only for general office use, as a data processing center and other reasonably related activities, or only as otherwise outlined and stated in this lease and for no other purpose without the Landlord's prior written consent. Tenant shall not do, bring or keep anything in or about the Premises that will cause a cancellation of any insurance covering the Premises or the building in which the Premises are located; provided that Tenant's use for those purposes specified in the preceding sentence shall not be prohibited. If the rate of any insurance carried by the Landlord is increased as a result of Tenant's use, Tenant shall pay to Landlord within ten (10) days after written demand from Landlord, the amount of any such increase. Tenant shall comply with all laws concerning the Premises or Tenant's use of the Premises, including without limitation, the obligation at Tenant's cost to alter, maintain, or restore the Premises in compliance and conformity with all laws relating to the condition, use, or occupancy of the Premises by Tenant during the term of this Lease provided that Tenant shall not be obligated (nor shall Landlord) to make any material capital improvements required by such laws, ordinances, orders, rules and regulations. For purposes of this clause, a "material capital improvement" shall mean any capital improvement, or series of capital improvements within any calendar year, costing in excess of $25,000. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall unreasonably disturb any other tenant. Tenant hereby acknowledges that neither the Landlord nor the Landlord's agent has made any representation or warranty to Tenant as to the suitability of the Premises for the conduct of Tenant's business.

10.      TAXES.

         (a)      Real Property Taxes.

                  Landlord shall pay all real property taxes and general assessments levied and assessed against the Premises during the term of this Lease.

         (b)      Personal Property Taxes.

                  Tenant shall pay prior to the delinquency all taxes assessed against and levied upon the trade fixtures, furnishings, equipment and other personal property of Tenant contained in the Premises. Tenant shall endeavor to cause such trade fixtures, furnishings and equipment and all other personal property to be assessed and billed separately from the property of the Landlord. If any of Tenant's said personal property shall be assessed with Landlord's property, Tenant shall pay to Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement from Landlord setting forth the taxes applicable to Tenant's property.

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11.      MAINTENANCE AND REPAIRS.

         (a)  Landlord's  Obligations.  Except  as  provided  in the  DAMAGE  OR
DESTRUCTION section, and except for damage caused by any negligent or intentional act or omission of Tenant, Tenant's agents, employees, or invitees, Landlord at its sole cost and expense shall keep in good condition and repair the foundations, exterior walls, and exterior roof of the Premises. Landlord shall also maintain the unexposed electrical, plumbing and sewage systems including, without limitation, those portions of the systems lying outside the Premises; window frames, gutters and down spouts on the building, all sidewalks, landscaping and other improvements that are a part of the Premises or of which the Premises are a part. The Landlord shall also maintain the heating, ventilating and air-conditioning systems servicing the Premises. Landlord shall have thirty (30) days after notice from Tenant to commence to perform its obligations under this Section, and shall thereafter diligently proceed to complete such performance, except that Landlord shall perform its obligations immediately if the nature of the problem presents a hazard or emergency situation. If Landlord fails to perform Landlord's obligations as stated herein, Tenant may at its option (but shall not be required to) after ten (10) days prior written notice to Landlord, cure such failure, and the reasonable costs thereof together with interest thereon at the rate of ten percent (10%) per annum may be deducted by Tenant from the next payments of rent and additional rent payable hereunder.

         (b) Tenant's  Obligations.  Subject to the provisions of  Sub-paragraph
(a) above and the DAMAGE OR DESTRUCTION section, Tenant at Tenant's sole cost and expense shall keep in good order, condition and repair the Premises and every part thereof, including, without limitation, all Tenant's personal property, fixtures, signs, plate glass, doors, interior walls, interior ceiling, and lighting facilities.

         If Tenant fails to perform Tenant's obligations as stated herein, Landlord may at its option (but shall not be required to), enter the Premises, after ten (10) days prior written notice to Tenant, put the same in good order, condition and repair, and the costs thereof together with interest thereon at the rate of ten (10%) percent per annum shall become due and payable as additional rental to Landlord together with Tenant's next rental installment.

12.      ALTERATIONS AND ADDITIONS.

         (a) Tenant agrees that no tenant improvements are necessary and Tenant hereby accepts the Premises on an as is basis.

         (b) Tenant shall not, without the Landlord's prior written consent, make any alterations, improvements or additions in or about the Premises except for non-structural work. As a condition to giving any such consent, the

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Landlord  may  reserve  the right to  require  the  Tenant  to  remove  any such alterations, improvements, or additions at the expiration of the term, and to restore the Premises to their prior condition by giving Tenant thirty (30) days written notice prior to the expiration of the term that Landlord requires Tenant to remove any such alterations, improvements or additions that Tenant has made to the Premises. If Landlord so elects, Tenant at its sole cost shall restore the Premises to the condition designated by Landlord in its election before the last day of the term of the Lease.

         Before commencing any work relating to the alterations, additions, or improvements affecting the Premises, Tenant shall notify Landlord in writing of the expected date of the commencement of such work so that Landlord can post and record the appropriate notices of non-responsibility to protect Landlord from any mechanic's liens, materialman liens, or any other liens. In any event, Tenant shall pay, when due, all claims for labor and materials furnished to or for Tenant at or for use in the Premises. Tenant shall not permit any mechanic's liens or materialman's liens to be levied against the Premises for any labor or material furnished to Tenant or claimed to have been furnished to Tenant or Tenant's agents or contractors in connection with work of any character performed or claimed to have been performed on the Premises by or at the direction of Tenant. Tenant shall have the right to protest the validity of any such lien if, onwithin thirty (30) days after demand by Landlord, Tenant procures and records a lien release bond meeting the requirements of Minnesota law and shall provide for the payment of any sum that the claimant may recover on the claim (together with the costs of suit, if it is recovered in the action).

         Unless the Landlord requires their removal as set forth above, all alterations, improvements or additions which are made on the Premises by the Tenant shall become the property of the Landlord and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this paragraph, Tenant's trade fixtures, furniture, equipment and other machinery, other than that which is affixed to the Premises so that it cannot be removed without material or structural damage to the Premises, shall remain the property of the Tenant and removed by Tenant at the expiration of the term of this Lease.


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13.      INSURANCE; INDEMNITY.

         (a)      Fire Insurance.

                  Landlord at its cost shall maintain during the term of this Lease on the Premises a policy or policies of standard fire and extended coverage insurance to the extent of at least eighty (80%) percent of full replacement value thereof.

                  Tenant at its cost shall maintain during the term of this Lease on all its personal property, Tenant's improvements, and alterations in or about the Premises, a policy of standard fire and extended coverage insurance, with vandalism and malicious mischief endorsements to the extent of their full replacement value. The proceeds from any such policy shall be used by Tenant for the replacement of personal property or the restoration of Tenant's improvements or alterations.

         (b)      Liability Insurance.

                  Tenant at its sole cost and expense shall maintain during the term of this Lease public liability and property damage insurance with a single combined liability limit of not less than two million ($2,000,000.00) dollars, and property damage limits of not less than five hundred thousand ($500,000.00) dollars, insuring against all liability of Tenant and its authorized representatives arising out of and in connection with Tenant's use or occupancy of the Premises. Both public liability insurance and property damage insurance shall insure performance by Tenant of the indemnity provisions in Sub-paragraph
(d) below, but the limits of such insurance shall not, however, limit the liability of Tenant hereunder. Both Landlord and Tenant shall be named as additional insureds, and the policies shall contain cross-liability endorsements. All public liability, property damage and other casualty insurance policies shall be written as primary policies, not contributing with, and not as excess to coverage which Landlord may carry. Prior to occupancy and thereafter, within at least fifteen (15) days of the expiration of any such policies, Tenant agrees to deliver to Landlord, certificates evidencing such insurance, provided said certificates contain an endorsement stating that such insurance cannot be modified or canceled, nor the amount thereof reduced, except upon thirty (30) days prior written notice to Landlord. If Tenant shall fail to procure and maintain such insurance the Landlord may, but shall not be required to, procure and maintain same at the expense of Tenant and the cost thereof, together with interest thereon at the rate of ten (10%) percent per annum, shall become due and payable as additional rental to Landlord together with Tenant's next rental installment.

         (c)      Waiver of Subrogation.

                  Tenant and Landlord each waives any and all rights of recovery against the other, or against the officers, employees, agents, and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, where such loss or damage is insured

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against under any  insurance  policy in force at the time of such loss or damage or is insurable under the broad form Special Cause of Loss building and personal property insurance policy customarily used in the State of Minnesota. Each party shall cause each insurance policy obtained by it hereunder to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any such policy.

         (d)      Hold Harmless.

                  Tenant shall indemnify and hold Landlord harmless from and against any and all claims arising from Tenant's use or occupancy of the Premises or from the conduct of its business or from any activity, work, or things which may be permitted or suffered by Tenant in or about the Premises including all damage, costs, attorney's fees, expenses and liabilities incurred in the defense of any claim or action or proceeding arising therefrom. Except for Landlord's willful or negligent conduct, Tenant hereby assumes all risk of damage to property or injury to person in or about the Premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord.

         (e)      Exemption of Landlord from Liability.

                  Except for  Landlord's  willful or negligent  conduct,  Tenant hereby agrees that Landlord shall not be liable for any injury to Tenant's business or loss of income therefrom or for damage to the goods, wares, merchandise, or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Premises, nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents, contractors, or invitees, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air-conditioning, or lighting fixtures, or from any other cause, whether such damage results from conditions arising upon the Premises or upon other portions of the building in which the Premises are a part, or from any other sources or places. Landlord shall not be liable to Tenant for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

14.      DAMAGE OR DESTRUCTION.

         (a)      Damage - Insured.

                  If, during the term of this Lease, the Premises and/or the building and other improvements in which the Premises are located are totally or partially destroyed rendering the Premises totally or partially inaccessible or unusable, and such damage or destruction was caused by a casualty covered under an insurance policy required to be maintained hereunder, Landlord shall restore the Premises and/or the building and other improvements in which the Premises are located into substantially the same condition as they were in immediately before such damage or destruction, provided that the restoration can be made under the existing laws and can be completed within one hundred twenty (120) working days after the date of such destruction or damage. Such destruction or damage shall not terminate this Lease.

                  If the restoration cannot be made in said 120 day period, then within fifteen (15) days after the parties hereto determine that the restoration cannot be made in the time stated in this paragraph but, in any event within thirty (30) days of such damage or destruction, Tenant may terminate this Lease immediately by giving notice to Landlord and the Lease will be deemed canceled as of the date of such damage or destruction. If Tenant fails to terminate this Lease and the restoration is permitted under the existing laws, Landlord, at its option, may terminate this Lease or restore the Premises and/or any other improvements in which the Premises are located within a reasonable time and this Lease shall continue in full force and effect. If the existing laws do not permit the restoration, either party can terminate this Lease immediately by giving notice to the other party.

                  Notwithstanding the above, if the Tenant is the insuring party and if the insurance proceeds received by Landlord are not sufficient to effect such repair, Landlord shall give notice to Tenant of the amount required in addition to the insurance proceeds to effect such repair. Tenant may, at Tenant's option, contribute the required amount, but upon failure to do so within thirty (30) days following such notice, Landlord's sole remedy shall be, at Landlord's option and with no liability to Tenant, to cancel and terminate this Lease. If Tenant shall contribute such amount to Landlord within said thirty (30) day period, Landlord shall make such repairs as soon as reasonably possible and this Lease shall continue in full force and effect. Tenant shall in no event have any right to reimbursement for any amount so contributed.

         (b)      Damage - Uninsured.

                  In the event that the Premises are damaged or destroyed by a casualty which is not covered by the fire and extended coverage insurance which is required to be carried by the party designated in Article 11(a) above, then Landlord shall restore the same; provided that if the damage or destruction is to an extent greater than ten (10%) percent of the then replacement cost of the improvements on the Premises (exclusive of Tenant's trade fixtures and equipment and exclusive of foundations and footings), then Landlord may elect not to restore and to terminate this Lease. Landlord must give to Tenant written notice of its intention not to restore within thirty (30) days from the date of such damage or destruction and, if not given, Landlord shall be deemed to have elected to restore and in such event shall repair any damage as soon as reasonably possible. In the event that Landlord elects to give such notice of Landlord's intention to cancel and terminate this Lease, Tenant shall have the right, within ten (10) days after receipt of such notice, to give written notice to Landlord of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event the Lease shall continue in full force and effect and Tenant shall proceed to make such repairs as soon as reasonably possible. If the Tenant does not give such notice within such 10 day period, this Lease shall be canceled and be deemed terminated as of the date of the occurrence of such damage or destruction.

         (c)      Damage Near the End of the Term.

                  If the Premises are totally or partially destroyed or damaged during the last twelve (12) months of the term of this Lease, Landlord may, at Landlord's option, cancel and terminate this Lease as of the date of the cause of such damage by given written notice to Tenant of Landlord's election to do so within 30 days after the date of the occurrence of such damage; provided, however, that, if the damage or destruction occurs within the last twelve (12) months of the term and if within fifteen (15) days after the date of such damage or destruction Tenant exercises any option to extend the term provided herein, Landlord shall restore the Premises if obligated to do so as provided in subparagraph (a) or (b) above.

         (d)      Abatement of Rent.

                  If the Premises are partially or totally destroyed or damaged and Landlord or Tenant repairs or restores them pursuant to the provisions of this Article, the rent and additional rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Tenant's reasonable use of the Premises is impaired. Except for the abatement of rent, if any, Tenant shall have no claim against Landlord for any damages suffered by reason of any such damage, destruction, repair or restoration.

         (e)      Trade Fixtures and Equipment.

                  If Landlord is required or elects to restore the Premises as provided in this Article, Landlord shall not be required to restore Tenant's improvements, trade fixtures, equipment or alterations made by Tenant, such excluded items being the sole responsibility of Tenant to restore hereunder.

15.      PARKING.

         At no additional cost, Landlord agrees to maintain (including snow removal when appropriate) and allow Tenant to use a general parking area. The parking area is designated on Exhibit A. Tenant's right to use said parking area is subject to the public's parking rights, as so designated by Landlord from time to time to the City of Arden Hills, for the adjacent park.

16.      CONDEMNATION.

         If the Premises or any portion thereof are taken by the power of eminent domain, or sold by Landlord under the threat of exercise of said power (all of which is herein referred to as "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than twenty (20%) percent of the floor area of any buildings on the Premises, or more than twenty (20%) percent of the land area of the Premises not covered with buildings, is taken by condemnation, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes possession by notice in writing of such election within twenty (20) days after Landlord shall have notified Tenant of such taking or, in the absence of such notice, then within twenty (20) days after the condemning authority shall have taken possession. Notwithstanding the foregoing, if such partial materially interferes with Tenant's use or occupancy of the Premises, Tenant shall have the right to terminate the Lease.

         If this Lease is not terminated by either Landlord or Tenant as provided hereinabove, then it shall remain in full force and effect as to the portion of the Premises remaining, provided that the rental shall be reduced in proportion to the floor area of the buildings taken within the Premises as bears to the total floor area of all buildings located on the Premises. In the event this Lease is not so terminated, then Landlord agrees at Landlord's sole cost and expense, to as soon as reasonably possible restore the Premises to a
complete   unit  of  like  quality  and   character  as  existed  prior  to  the
condemnation.

         All awards for the taking of any part of the Premises or any payment made under the threat of the exercise of the power of eminent domain shall be the property of the Landlord, whether made as compensation for the diminution of the value of the leasehold or for the taking of the fee or as severance damages; provided, however, that Tenant shall be entitled to any award for loss of or damage to Tenant's trade fixtures and removable personal property, good will and going-concern value.

         Rent shall be abated or reduced during the period from the date of taking until the completion of restoration by Landlord, but all other obligations of Tenant under this Lease shall remain in full force and effect. The abatement or reduction of the rent shall be based on the extent to which the restoration interferes with Tenant's use of the Premises.

17.      ASSIGNMENT AND SUBLETTING.

         Landlord's rights under this Lease may be assigned or conveyed without notice to Tenant, but such assignment or conveyance shall not relieve Landlord of any of its obligations hereunder and shall not be valid as to Tenant until ten (10) days after Tenant receives written notice thereof. Tenant shall not voluntarily or by operation of law assign, transfer, sublet, mortgage, or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent which consent shall not be unreasonably withheld. Any attempted assignment, transfer, mortgage, encumbrance, or subletting without such consent shall be void and shall constitute a breach of this Lease. Tenant's extension rights in this Lease Agreement are not assignable except in connection with a sale of Tenant or Tenant's assets. Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation to pay the rent and to perform all other obligations to be performed by Tenant hereunder for the term of this Lease. The acceptance of rent by Landlord from any other person shall not be deemed a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

18.      DEFAULT

         (a)      Events of Default.

                  The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

                  (1) Failure to pay rent when due, if the failure continues for five (5) days after written notice has been given to Tenant.

                  (2) Tenant shall be considered in default under the Lease for the abandonment of the Premises if the Premises are not kept in an orderly condition and the rent is not paid in accordance with the terms of the Lease within the grace periods provided in paragraphs (1) and (3) of this section..

                  (3) Failure to perform any other provision of this Lease if the failure to perform is not cured within thirty (30) days after written notice thereof has been given to Tenant by Landlord. If the default cannot reasonably be cured within said thirty (30) day period, Tenant shall not be in default under this Lease if Tenant commences to cure the default within the thirty (30) day period and diligently prosecutes the same to completion.

                  (4) The making by Tenant of any general assignment, or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy unless the same is dismissed within sixty (60) days; the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in the Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in the Lease, where such seizure is not discharged within thirty (30) days.

         Notices given under this paragraph shall specify the alleged default and the applicable lease provisions, and shall demand that Tenant perform the provisions of this Lease or pay the rent that is in arrears as the case may be, within the applicable period of time. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord so elects in the notice.

         (b)      Landlord's Remedies.

                 The Landlord shall have the following remedies if Tenant commits a default under this Lease. These remedies are not exclusive but are cumulative and in addition to any remedies now or hereafter allowed by law.

         Landlord can continue this Lease in full force and effect, and the Lease will continue in effect so long as Landlord does not terminate Tenant's right to possession, and the Landlord shall have the right to collect rent when due. During the period that Tenant is in default, Landlord can enter the Premises and relet them, or any part of them, to third parties for Tenant's account. Tenant shall be liable immediately to the Landlord for all costs the Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises required by the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Tenant shall pay to Landlord the rent due under this Lease on the dates the rent is due, less the rent Landlord receives from any reletting. No act by Landlord allowed by this paragraph shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. After Tenant's default and for so long as Landlord has not terminated Tenant's right to possession of the Premises, if Tenant obtains Landlord's consent, Tenant shall have the right to assume or sublet its interest in the Lease, but Tenant shall not be released from liability. Landlord's consent to the proposed assignment or subletting shall not be unreasonably withheld.

         If Landlord elects to relet the Premises as provided in this paragraph, any rent that Landlord receives from such reletting shall apply first to the payment of any indebtedness from Tenant to Landlord other than the rent due from Tenant to Landlord; secondly, to all costs, including maintenance, incurred by Landlord in such reletting; and third, to any rent due and unpaid under this Lease. After deducting the payments referred to in this paragraph, any sum remaining from the rent Landlord receives from such reletting shall be held by Landlord and applied in payment of future rent as rent becomes due under this Lease. In no event shall tenant be entitled to any excess rent received by Landlord. If, on the date rent is due under this, Lease, the rent received from the reletting is less than the rent due on that date, Tenant shall pay to Landlord, in addition to the remaining rent due, all costs, including maintenance, that Landlord shall have incurred in reletting that remain after applying the rent received from the reletting as provided in this paragraph.

         If Tenant is in default and such default is continuing, Landlord can, at its option, terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance or efforts to relet the Premises shall not constitute a termination of Tenant's right to possession. In the event of such termination, Landlord has the right to recover from Tenant:

         (1) The unpaid rent that had been earned at the time of the termination of this Lease;

         (2) The present value (using a discount factor equal to treasury rates for a comparable period) of the amount of rent that would have been due under the lease from the time of termination to the end of the term of this Lease Agreement in excess of the Fair Market Rental Value of the Premises;

         (3) Notwithstanding Article 18(b)(2) above, Landlord, at its option, may defer terminating the Lease until such time as Landlord has relet the Premises. In such case, Landlord has the right to recover from the Tenant the amount of rent that would have been due under the Lease from the time of the determination less the proceeds attributable to the reletting of the Premises;

         (4) Any other amount, including court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default;

         (5) Any damage or loss of rent sustained by Landlord may be recovered by Landlord, at Landlord's option, at the time of the reletting or in separate actions from time to time as said damage shall have been ascertained or, at Landlord's option, may be deferred until the expiration of the Term (in which event Tenant hereby agrees that the cause of action shall not be deemed to have accrued until the date of expiration of the Term). The provisions contained in this Article 18(b)(5) shall be in addition to and shall not prevent the enforcement of any claim Landlord may have against Tenant for anticipatory breach of the unexpired term of this Lease.

         Landlord at any time after Tenant commits a default, after notice to Tenant can cure the default at Tenant's cost and expense. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall bedue immediately from Tenant to Landlord at the time the sum is paid, and if paid at a later date shall bear interest at the maximum rate an individual is permitted by law to charge from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest thereon, shall be considered additional rent.

19.      SIGNS.

         Tenant shall not have the right to place, construct or maintain any sign, advertisement, awning, banner, or other exterior decorations on the building or property of the Landlord or other improvements that are a part of the Premises (except those existing on the date hereof) without Landlord's prior, written consent. Any signs that are placed on the Landlord's property or the Premises shall be at the sole expense of Tenant and shall conform with all applicable zoning laws. Tenant agrees to maintain its signs in good repair, to remove its signs at the end of the term or any intended term, repairing any damage caused by such removal, and to hold Landlord harmless from any loss, cost or damages resulting from the erection, existence, maintenance or removal of Tenant's signs.

20.      SUBORDINATION.

         This Lease, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewal, modifications, and extensions thereof. Notwithstanding any such subordination, Tenant's right to quiet possession of the Premises and other rights under this Lease shall not be disturbed and shall be recognized if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all the other provisions of this Lease within the periods of grace provided for herein, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee, or ground lessor shall elect to have this Lease prior to the lien of its mortgage or deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior to or subsequent to the date of such mortgage, deed of trust or ground lease, or the date of recording thereof. Tenant agrees to execute any documents required to effect such subordination or to make this Lease prior to the lien of any mortgage, deed of trust, or ground lease, as the case may be, and failing to do so within ten (10) days after written demand from Landlord does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney in fact and in Tenant's name, place and stead to do so.

21.      SURRENDER.

         On the last day of the term hereof, or on any sooner termination, Tenant shall surrender the Premises to Landlord in good condition, broom clean, ordinary wear and tear and casualty damage excepted. Tenant shall repair any damage to the Premises occasioned by its use thereof, or by the removal of Tenant's trade fixtures, furnishings and equipment which repair shall include the patching and filling of holes and repair of structural damage. Tenant shall remove all of its personal property and fixtures on the Premises prior to the expiration of the term of this Lease and if required by Landlord pursuant to the ALTERATIONS AND ADDITIONS section above, any alterations, improvements or additions made by Tenant to the Premises. If Tenant fails to surrender the Premises to Landlord on the expiration of the Lease as required by this paragraph, Tenant shall hold Landlord harmless from all damages resulting from Tenant's failure to vacate the Premises, including, without limitation, claims made by any succeeding tenant resulting from Tenant's failure to surrender the Premises.

22.      HOLDING OVER.

         If the Tenant, with the Landlord's consent, remains in possession of the Premises after the expiration or termination of the term of this Lease, such possession by Tenant shall be deemed to be a tenancy from month-to-month at a rental of one hundred and fifty percent (150%) the amount of the last monthly rental plus all other charges payable hereunder, upon all the provisions of this Lease applicable to month-to-month tenancy. If Landlord's consent to holding over is not given, Tenant shall become a tenant-at-sufferance.

23.      BINDING ON SUCCESSORS AND ASSIGNS.

         The terms, conditions and covenants of this Lease shall be binding upon and shall inure to the benefit of each of the parties hereto, their heirs, personal representatives, successors and permitted assigns.

24.      NOTICES.

         Whenever under this Lease a provision is made for any demand, notice or declaration of any kind, it shall be in writing and served either personally or sent by registered or certified United States mail, postage prepaid, addressed at the addresses as set forth below:

         TO LANDLORD AT:   CONTROL DATA SYSTEMS, INC.
                           Attention: Director, Real Estate
                           4201 Lexington Avenue North
                           Arden Hills, Minnesota 55126-6198
                           cc : General Counsel


         TO TENANT AT:     DYNAMARK, INC.
                           Attention: Mr. K. Rapp
                           4209 Fernwood Avenue
                           Arden Hills, Minnesota 55440

         Such notice shall be deemed to be received within forty-eight (48) hours from the time of mailing, if mailed as provided for in this paragraph.

25.      LANDLORD'S RIGHT TO INSPECTIONS.

         Landlord and Landlord's agent shall have the right to enter the Premises upon 24 hours notice at reasonable times for the purpose of inspecting same, showing the same to prospective purchasers or lenders, and making such alterations, repairs, improvements or additions to the Premises or to the building of which the Premises are a part as Landlord may deem necessary or desirable. Landlord may at any time place on or about the Premises any ordinary "For Sale" signs and Landlord may at any time during the last ninety (90) days of the term of this Lease place on or about the Premises any ordinary "For Sale or Lease" signs, all without rebate of rent or liability to Tenant.

26.      CHOICE OF LAW.

         This Lease Agreement shall be constructed, interpreted and enforced according to the laws of the state of Minnesota.

27.      ATTORNEY'S FEES.

         If either Landlord or Tenant becomes a party to any litigation or arbitration concerning this Lease, the Premises, or the building or other improvements in which the Premises are located, by reason of any act or omission of the other party or its authorized representatives, and not by reason of any act or omission of the party that becomes a party to that litigation or any act or omission of its authorized representatives, the party that causes the other party to become involved in the litigation shall be liable to that party for reasonable attorney's fees and court costs incurred by it in the litigation.

         If either party commences an action against the other party arising out of or in connection with this Lease, the prevailing party shall be entitled to have and recover from the losing party reasonable attorney's fees and costs of suit.

28.      LANDLORD'S LIABILITY.

         The obligations contained in this Lease to be performed by Landlord shall be binding upon the Landlord's successors and assigns, only during their respective periods of ownership.

29.      WAIVERS.

         No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of its acceptance of such rent.

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

30.      INCORPORATION OF PRIOR AGREEMENTS.

         This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified only in writing, and signed by the parties in interest at the time of such modification.

31.      TIME.

         Time is of the essence in this Lease.

32.      SEVERABILITY.

         The unenforceability, invalidity, or illegality of any provision of this Lease shall not render the other provisions hereof unenforceable, invalid or illegal.



33.      ESTOPPEL CERTIFICATES.

         Each party, within ten (10) days after notice from the other party, shall execute and deliver to the other party a certificate stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating the modification. The certificate shall also state the amount of minimum monthly rent, the dates to which rent has been paid in advance, and the amount of any security deposit or prepaid rent, if any, as well as acknowledging that there are not, to that party's knowledge, any uncured defaults on the part of the other party, or specifying such defaults, if any, which are claimed. Failure to deliver such a certificate within the ten (10) day period shall be conclusive upon the party failing to deliver the certificate to the benefit of the party requesting the certificate that this Lease is in full force and effect, that there are no uncured defaults hereunder, and has not been modified except as may be represented by the party requesting the certificate.

34.      ACCEPTANCE OF PREMISES.

         Tenant acknowledges that it is currently in occupancy of the Premises and accepts them in an "as is" condition with no renovations or Tenant Improvements to be performed by the Landlord. If the use or occupancy of the Premises by Tenant causes the Landlord to be required under the ADA to make additional modifications or alterations to the Premises or any of the other areas of the building or its entrances and parking areas, then Tenant shall pay the cost of such additional modifications or alterations subject to the provisions of Section 9.

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

Landlord represents and warrants that, to the best of Landlord's knowledge that, except for those areas listed on Exhibit D, the Premises do not contain any asbestos containing materials.

35.      COVENANTS AND CONDITIONS.

         Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

36.      SINGULAR AND PLURAL.

         When required by the context of this Lease, the singular shall include the plural.

37.      USE.

         Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall fully comply at its sole expense with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which hereafter may be in force other than such laws or regulations which require the making of structural changes, changes to the Premises' life safety system, plumbing, air conditioning, heating and electrical systems. Tenant shall not be responsible for compliance with any provisions governing cleanup, remediation, removal or restoration work required by any federal. state, or local government agency or political subdivision because of hazardous material present in the soil or ground water on or under the premises except to the extent that if such cleanup, remediation, removal or restoration is attributable to Tenant's actions or failure to act. In such case, tenant shall be fully responsible for compliance and shall indemnify and hold landlord harmless for any costs, expenses or damages attributable thereto.

38.      ADDENDUM.

         Any addendum or exhibit attached hereto and either signed or initialed by the parties shall be deemed a part hereof and shall supersede any conflicting terms or provisions contained in this Lease.

39.      BROKER.

         Landlord and Tenant each represent and warrant to the other that it is not aware of any brokers or finders who may claim a fee or commission in

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

connection with the consummation of the transactions contemplated by this Agreement except for The Shellard Group whose fee shall be paid by Landlord. The said fee for The Shellard Group shall be one dollar ($1.00) per rentable square foot. Said fee will be payable within thirty (30) days after the Commencement Date of this Lease Agreement.

         If any other claims for brokers' or finders' fees in connection with the transactions contemplated by this Agreement arise, then Tenant agrees to indemnify, protect, hold harmless and defend Landlord (with counsel satisfactory to Landlord) from and against any such claims if they shall be based upon any statement, representation or agreement made by Tenant, and Landlord agrees to indemnify, protect, hold harmless and defend Tenant (with counsel satisfactory to Tenant) if such claims are based upon any statement, representation or agreement made by Landlord.

40.      ENVIRONMENTAL COMPLIANCE AND REQUIREMENTS

         Tenant shall fully comply with the requirements set forth in Exhibit B attached hereto and incorporated herein.

41.      SOLICITATION

         Landlord and Tenant agree, that for the term of this Agreement, neither Landlord or Tenant shall intentionally solicit to hire the employees of the other party without advance written approval of the other party.

42.      QUIET ENJOYMENT

         Landlord covenants that Tenant, upon performing the terms, conditions and covenants of this lease, shall have quiet and peaceful possession of the Premises as against any person.

43.      FAIR DEALING AND CONSENTS

         It is mutually understood and agreed to between Landlord and Tenant that each party will act fairly and reasonably with the other in all matters pertaining to this Lease Agreement. Where a consent or approval is required, it will not be unreasonably withheld, denied or delayed by either party.

44.      FORCE MAJEURE

         Landlord shall be excused for the period of any delay in the performance of any obligations hereunder, when prevented from so doing by cause or causes beyond Landlord's control which shall include, without limitation, all labor disputes, civil commotion, war, war-like operations, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, fire or other casualty, inability to obtain any material services or through acts of God. Tenant shall similarly be excused for delay in the performance of obligations hereunder provided:

         (a) nothing contained in this Paragraph or elsewhere in this Lease shall be deemed to excuse or permit any delay in the payment of any sums of money required hereunder, or any delay in the cure of any default which may be cured by the payment of money;

         (b) no reliance by Tenant upon this Paragraph shall limit or restrict in any way Landlord's right of self-help as provided in this Lease; and

         (c) Tenant shall not be entitled to rely upon this Paragraph unless it shall advise Landlord in writing, of the existence of any force majeure preventing the performance of an obligation of Tenant within five (5) days after becoming aware of the delay resulting from force majeure.

45.      SECURITY DEPOSIT

         Landlord acknowledges that Tenant has paid Landlord a Security Deposit of thirty-three thousand five hundred dollars ($33,500.00) prior to the Commencement Date of this Lease Agreement. If Tenant is in arrears in its Rent payment or other financial obligations to Landlord, subject Security Deposit may be applied to current Rent or such other financial obligations owed to Landlord and Tenant will immediately replenish the Security Deposit in full. After August 1, 1997, if Tenant is not in default, is current in its Rent payments to Landlord and has met its full financial obligations, within sixty (60) days after receipt of a written request from Tenant, Landlord will issue a credit of subject Security Deposit to Tenant's monthly rental payment due Landlord.

46.      RIGHT OF NOTICE TO PURCHASE PROPERTY

         Not less than sixty (60) days prior to accepting any offer to purchase or making any offer to sell the Premises or the property of which the Premises are a part, Landlord shall notify Tenant in writing and advise Tenant of the price at which Landlord intends to list such property or otherwise is willing to accept for sale of such property. Landlord agrees to entertain in good faith any purchase offer made by Tenant for such property after giving such notice, but this provision shall not be deemed to be an agreement for the sale of any property on any terms.

The parties hereto have executed this Lease on the date first above written.

TENANT:                    DYNAMARK, INC.

BY:  J.R. Schoeller
   --------------------------------------------------

TITLE:  Senior Vice President
      -----------------------------------------------

DATE:  April 27, 1995
     ------------------------------------------------

LANDLORD:                  CONTROL DATA SYSTEMS, INC.

BY:  W.D. Seiler
   --------------------------------------------------

TITLE:  Director of Real Estate
      -----------------------------------------------

DATE:
     ------------------------------------------------



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